Accounting Policies, by Policy (Policies)	6 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Business Description and Basis of Presentation [Text Block]

Cardica, Inc. (“Cardica” or the “Company”) was incorporated in the state of Delaware on October 15, 1997, as Vascular Innovations, Inc. On November 26, 2001, the Company changed its name to Cardica, Inc.  Historically, the Company’s business focused on the design, manufacture and marketing of proprietary automated anastomotic systems used by cardiac surgeons to perform coronary bypass surgery. The Company has expanded and re-focused its business by emphasizing the development of a laparoscopic microcutter product line intended for use by thoracic, bariatric, colorectal and general surgeons.

The Company is developing a microcutter product line based on its proprietary “staple-on-a-strip” technology, which expands its commercial opportunity into additional surgical markets. The Company’s microcutter product line consists of the currently commercially-available MicroCutter XCHANGE™ 30, a cartridge based microcutter device with a 5 millimeter shaft diameter and a 30 millimeter staple line, and products in development, including the MicroCutter XCHANGE™ 45, a cartridge based microcutter device with an 8 millimeter shaft and a 45 millimeter staple line, the MicroCutter XPRESS® 30, a true multi-fire endolinear stapling device, the MicroCutter FLEXCHANGE™ 30, a cartridge based microcutter device with a flexible shaft to facilitate endoscopic procedures requiring cutting and stapling, and the MicroCutter XPRESS® 45, a multi-fire endolinear microcutter device with a 45 millimeter staple line specifically designed for the bariatric and thoracic surgery markets.

The Company completed the design verification for and applied Conformité Européenne (the “CE Mark”) to the MicroCutter XCHANGE 30 in March 2012. The Company only received United States Food and Drug Administration (“FDA”) clearance, for the MicroCutter XCHANGE 30 and blue cartridge in January 2014, for use in multiple open or minimally-invasive surgical procedures for the transection, resection and/or creation of anastomoses in the small and large intestine, as well as the transection of the appendix. The blue cartridge is for use in medium thickness tissue. The Company submitted to the FDA a 510(k) for the white cartridge for use in thin tissue in the first quarter of calendar 2014. As part of the Company’s controlled commercial launch, on December 26, 2012, the Company made its first shipment to its distributor in Europe. The Company now has agreements with four distributors in Europe covering eight countries. The Company will continue to make enhancements and improvements to the MicroCutter XCHANGE 30 based on feedback from surgeons.

To date, the Company generated product revenues almost exclusively from the sale of automated anastomotic systems, and has generated minimal revenues from the commercial sales of the MicroCutter XCHANGE 30, as it was introduced to the European market in December 2012. For the six months ended December 31, 2013 and 2012, the Company generated net revenue of $1.7 million and $1.8 million, respectively, including $1.5 million from automated anastomotic systems for both periods, and $0.1 million and $24,000, respectively, from commercial sales of the MicroCutter XCHANGE 30. For the fiscal years ended June 30, 2013, 2012 and 2011, the Company generated net revenue of $3.5 million, $3.7 million and $13.2 million, including, $2.9 million, $3.3 million and $3.9 million, respectively, from automated anastomotic systems and, for fiscal year ended June 30, 2013, $0.2 million from commercial sales of the MicroCutter XCHANGE 30.

Basis of Accounting, Policy [Policy Text Block]

Unaudited Interim Financial Information

The accompanying balance sheet as of December 31, 2013, the statements of operations, comprehensive loss, stockholders' equity, and cash flows for the six months ended December 31, 2013 and 2012, are unaudited. The unaudited interim financial statements have been prepared on a basis consistent with the audited financial statements and, in the opinion of management, reflect all adjustments (consisting of normal recurring adjustments) considered necessary to state fairly its financial position as of December 31, 2013 and its results of operations and cash flows for the six months ended December 31, 2013 and 2012. The financial data and other information disclosed in these notes to the financial statements related to the six months ended December 31, 2013 and 2012, are unaudited. The results for the six months ended December 31, 2013, are not necessarily indicative of the results to be expected for the year ending June 30, 2014 or for any other period.

Liquidity Disclosure [Policy Text Block]

Liquidity

The Company has incurred cumulative net losses of $161.5 million, $153.6 million and $137.4 million through December 31, 2013, and June 30, 2013 and 2012, respectively, negative cash flows from operating activities and expects to incur losses for the next several years. Management plans to continue to finance the Company’s operations with equity or debt issuances or through collaboration arrangements. There is no guarantee that such funding will be available to the Company on acceptable terms, or at all, or that such funding will be received in a timely manner, if at all. If adequate funds are not available, the Company will be required to delay, reduce the scope of, or eliminate one or more of its development or commercialization programs. There is no guarantee that the Company will be able to reduce its expenditures without materially and adversely affecting the business. These conditions, among other factors, raise substantial doubt about the Company’s ability to continue as a going concern.

The accompanying financial statements have been prepared assuming the Company will continue to operate as a going concern, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty related to the Company’s ability to continue as a going concern.

Use of Estimates, Policy [Policy Text Block]

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) generally requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could materially differ from these estimates.

Cash and Cash Equivalents, Policy [Policy Text Block]

Cash and Cash Equivalents

The Company’s cash and cash equivalents are maintained in checking, money market and mutual fund investment accounts. The Company considers all highly liquid investments with maturities remaining on the date of purchase of three months or less to be cash equivalents.

Receivables, Policy [Policy Text Block]

Accounts Receivable

Accounts receivable consists of trade receivables and other receivables. Accounts receivable are recorded at net realizable value, which approximates fair value. The Company evaluates the collectability of accounts receivable on a case-by-case basis and makes adjustments to the bad debt reserve for expected losses. The Company considers factors such as ability to pay, bankruptcy, credit ratings, payment history and past-due status of the accounts. If circumstances related to customers change, estimates of recoverability would be further adjusted. For the six months ended December 31, 2013 (unaudited), and fiscal year ended June 30, 2013 and 2012, the Company recorded $0, $33,000 and $0, respectively, of bad debt reserve.

Marketable Securities, Policy [Policy Text Block]

Available-for-Sale Securities

Available-for-sale securities consist primarily of corporate debt securities, commercial papers, and certificates of deposits, and, by the Company's investment policy, restrict exposure to any single corporate issuer by imposing concentration limits. Although maturities may extend beyond one year, it is management's intent that these securities are available for use in current operations, and therefore, they are classified as short-term.

The Company held investments in marketable securities as of December 31, 2013, June 30, 2013 and 2012, with maturity dates of less than one year. The Company records its marketable securities at fair value and classifies them as available-for-sale. The cost of securities sold is based on the specific-identification method. Interest on securities classified as available-for-sale is included in interest income. Unrealized gains or losses on available-for-sale securities are classified as other comprehensive income or loss and reported as a separate component of stockholders’ equity until realized.

Short-term investments are summarized as follows (in thousands):

	As of December 31, 2013
		(unaudited)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale securities:
Corporate debt securities	$1,671	$—	$(1)	$1,670

	As of June 30, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale securities:
Corporate debt securities	$5,527	$—	$(5)	$5,522
Commercial paper	500	—	—	500

Total	$6,027	$—	$(5)	$6,022

	As of June 30, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale securities:
Corporate debt securities	$4,246	$—	$(3)	$4,243
Commercial paper	1,000	—	(1)	999
Certificates of deposits	932	—	(1)	931

Total	$6,178	$—	$(5)	$6,173

Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, Policy [Policy Text Block]

Restricted Cash

Under an operating lease for its facility in Redwood City, California, the Company is required to maintain a letter of credit with a restricted cash balance at the Company’s bank. A certificate of deposit of $100,000 at December 31, 2013 (unaudited), June 30, 2013 and 2012, has been recorded as restricted cash in the accompanying balance sheets, related to the letter of credit (see Note 5).

A certificate of deposit of $4,000 at December 31, 2013 (unaudited), June 30, 2013 and 2012, has been recorded as restricted cash in the accompanying balance sheets related to the deposit on the Company’s merchant credit card.

Concentration Risk, Credit Risk, Policy [Policy Text Block]

Concentrations of Credit Risk and Certain Other Risks

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments and accounts receivable. The Company places its cash and cash equivalents and short-term investments with high-credit quality financial institutions. The Company is exposed to credit risk in the event of default by the institutions holding the cash and cash equivalents and short-term investments securities to the extent of the amounts recorded on the balance sheet. The Company sells its products to hospitals in the U.S. and Europe and to distributors in Europe, Japan and Saudi Arabia that resell the products to hospitals. The Company does not require collateral to support credit sales. The Company has had insignificant credit losses to date.

The following table illustrates total net revenue from the geographic location in which the Company’s customers are located.

	Six Months Ended December 31,		Fiscal Year Ended June 30,
	2013	2012	2013	2012	2011
	(unaudited)
United States	45%	58%	53%	59%	89%
Japan	34%	29%	29%	29%	7%
Europe	21%	13%	17%	12%	4%
Rest of world	—	—	1%	—	—

The following table illustrates concentrations of credit risk for the periods presented.

	Percent of Total Net Revenue for					Percent of Total Accounts Receivable as of
	Six Months Ended December 31,		Fiscal Year Ended June 30,			December 31,	June 30,
	2013	2012	2013	2012	2011	2013	2013	2012
	(unaudited)					(unaudited)
Century Medical	34%	29%	29%	29%	7%	14%	33%	30%

As of December 31, 2013 and 2012 (unaudited), June 30, 2013 and 2012, and for the years then ended, no other customer accounted for equal to or greater than 10% of net revenue or account receivable balances. The Company does not believe that accounts receivable from Century Medical represent a significant credit risk based on past collection experiences and the general creditworthiness of that customer.

The Company depends upon a number of key suppliers, including single source suppliers, the loss of which would materially harm the Company’s business. Single source suppliers are relied upon for certain components and services used in manufacturing the Company’s products. The Company does not have long-term contracts with any of the suppliers; rather, purchase orders are submitted for each order. Because long-term contracts do not exist, none of the suppliers are required to provide the Company any guaranteed minimum quantities.

Inventory, Policy [Policy Text Block]

Inventories

Inventories are recorded at the lower of cost or market on a first-in, first-out basis. The Company periodically assesses the recoverability of all inventories, including materials, work-in-process and finished goods, to determine whether adjustments for impairment are required. Inventory that is obsolete or in excess of forecasted usage is written down to its estimated net realizable value based on assumptions about future demand and market conditions. Further reduced demand may result in the need for additional inventory write-downs in the near term. Inventory write-downs are charged to cost of product sales and establish a lower cost basis for the inventory.

Property, Plant and Equipment, Policy [Policy Text Block]

Property and Equipment

Property and equipment are stated at cost and depreciated on a straight-line basis over the estimated useful lives of the related assets, which are generally three to five years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful life of the related assets. Upon sale or retirement of assets, the costs and related accumulated depreciation and amortization are removed from the balance sheet and the resulting gain or loss is reflected in the statement of operations.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]

Impairment of Long-Lived Assets

The Company reviews long-lived assets, including property and equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. An impairment loss is recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. Impairment, if any, is assessed using discounted cash flows. Through December 31, 2013, there have been no indications of impairment; therefore, the Company has recorded no such losses.

Revenue Recognition, Policy [Policy Text Block]

Revenue Recognition

The Company recognizes revenue when four basic criteria are met: (1) persuasive evidence of an arrangement exists; (2) title has transferred; (3) the fee is fixed or determinable; and (4) collectability is reasonably assured. The Company uses contracts and customer purchase orders to determine the existence of an arrangement. The Company uses shipping documents and third-party proof of delivery to verify that title has transferred. The Company assesses whether the fee is fixed or determinable based upon the terms of the agreement associated with the transaction. To determine whether collection is probable, the Company assesses a number of factors, including past transaction history with the customer and the creditworthiness of the customer. If the Company determines that collection is not reasonably assured, then the recognition of revenue is deferred until collection becomes reasonably assured, which is generally upon receipt of payment.

The Company records product sales net of estimated product returns and discounts from the list prices for its products. The amounts of product returns and the discount amounts have not been material to date. The Company’s sales to distributors do not include price protection or product return rights, outside of standard warranties. The Company includes shipping and handling costs in cost of product sales.

Payments that are contingent upon the achievement of a substantive milestone are recognized in their entirety in the period in which the milestone is achieved subject to satisfaction of all revenue recognition criteria at that time. Revenue generated from license fees and performing development services are recognized when they are earned and non-refundable upon receipt, over the period of performance, or upon incurrence of the related development expenses in accordance with contractual terms, based on the actual costs incurred to date plus overhead costs for certain project activities. Amounts paid but not yet earned on a project are recorded as deferred revenue until such time as performance is rendered or the related development expenses, plus overhead costs for certain project activities, are incurred.

When a sale combines multiple elements upon performance of multiple services, the Company allocates revenue for transactions that include multiple elements to each unit of accounting based on its relative selling price, and recognizes revenue for each unit of accounting when the revenue recognition criteria have been met. The Company follows the selling price hierarchy as outlined in the guidance Revenue Recognition (ASC Topic 605) – Multiple-Deliverable Revenue Arrangements. The guidance provides a hierarchy to determine the selling price to be used for allocating revenue to deliverables: (i) vendor-specific objective evidence (“VSOE”), (ii) third-party evidence (“TPE”) if available and when VSOE is not available, and (iii) best estimate of the selling price (“BESP”) if neither VSOE nor TPE is available. The Company uses BESP to determine the standalone selling price for such deliverables. The Company has an established process for developing BESP, which incorporates, pricing practices, historical selling prices, the effect of market conditions as well as entity-specific factors. Estimated selling price is monitored and evaluated on a regular basis to ensure that changes in circumstances are accounted for in a timely manner.

Research and Development Expense, Policy [Policy Text Block]

Research and Development

Research and development expenses consist of costs incurred for internally sponsored research and development, direct expenses, research-related overhead expenses, and costs incurred on development contracts. Research and development costs are charged to research and development expenses as incurred.

Clinical Trial [Policy Text Block]

Clinical Trials

The Company accrues and expenses costs for clinical trial activities performed by third parties based upon estimates of the percentage of work completed over the life of the individual study in accordance with agreements established with contract research organizations and clinical trial sites. The Company determines the estimates through discussion with internal clinical personnel and outside service providers as to progress or stage of completion of trials or services and the agreed upon fee to be paid for such services. Costs of setting up clinical trial sites for participation in the trials are expensed immediately as research and development expenses. Clinical trial site costs related to patient enrollment are accrued as patients are entered into the trial.

Deferred Charges, Policy [Policy Text Block]

Deferred Rent

Rent expense is recognized on a straight-line basis over the non-cancelable term of the Company’s facility operating lease. The difference between the actual amounts paid and amounts recorded as rent expense is recorded to deferred rent. The current portion of deferred rent is recorded as other accrued liabilities, while the non-current portion is recorded in non-current accrued liabilities.

Income Tax, Policy [Policy Text Block]

Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax reporting bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

The Company would classify interest and penalties related to uncertain tax positions in income tax expense, if applicable. There was no interest expense or penalties related to unrecognized tax benefits recorded through June 30, 2013

Segment Reporting, Policy [Policy Text Block]

Segments

The Company operates in one segment. Management uses one measurement of profitability and does not segregate its business for internal reporting purposes. All of the Company’s operations are in the United States and all of its long-lived assets are maintained in the United States.

Earnings Per Share, Policy [Policy Text Block]

Net Loss per Share

Basic net loss per share is calculated by dividing the net loss by the weighted-average number of common shares outstanding for the period without consideration of potential common shares. Diluted net loss per share is computed by dividing the net loss by the weighted-average number of common shares outstanding for the period less the dilutive potential common shares for the period determined using the treasury-stock method. For purposes of this calculation, options and warrants to purchase stock and unvested restricted stock awards are considered to be potential common shares and are only included in the calculation of diluted net loss per share when their effect is dilutive.

The following table sets forth the computation of the basic and diluted net loss per share (in thousands, except per share data):

	Six Months Ended December 31,		Fiscal Year Ended June 30,
	2013	2012	2013	2012	2011
	(unaudited)
Numerator:
Net loss	$(7,911)	$(8,332)	$(16,137)	$(13,575)	$(3,517)

Denominator:	51,201	36,837	40,842	30,547	25,620
Denominator for basic and diluted net loss per common share
Basic and diluted net loss per common share	$(0.15)	$(0.23)	$(0.40)	$(0.44)	$(0.14)

The following table sets forth the outstanding securities not included in the diluted net loss per common share calculation, because their effect would be antidilutive (in thousands):

	As of December 31,		As of June 30,
	2013	2012	2013	2012	2011
	(unaudited)
Options to purchase common stock	5,656	4,468	3,936	3,854	3,381
Unvested restricted stock awards	46	74	46	46	21
Warrants	3,991	3,991	3,991	3,991	4,646
Total	9,693	8,533	7,973	7,891	8,048

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]

Stock-Based Compensation

Stock-based compensation expense related to employee and director share-based compensation plans, including stock options and restricted stock units, is measured on the grant date, based on the fair value-based measurement of the award and is recognized as an expense over the requisite service period which generally equals the vesting period of each grant. The Company recognizes compensation expense using the accelerated method.

The Company selected the Black-Scholes option pricing model for determining the estimated fair value-based measurements of share-based awards. The use of the Black-Scholes model requires the use of assumptions including expected term, expected volatility, risk-free interest rate and expected dividends. The Company used the following assumptions in its fair value-based measurements:

	Six Months Ended December 31,						Fiscal Year Ended June 30,
	2013			2012			2013			2012			2011
	(unaudited)
Risk-free interest rate	0.91%	-	2.78%	0.44%	-	0.74%	0.44%	–	0.74%	0.58%	–	0.83%	0.89%	–	2.17%
Dividend yield		—			—			—			—			—
Weighted-average expected life (years)	3.77	–	6.00	3.77	–	4.58	3.8	–	4.6	3.8	–	4.6	3.8	–	4.6
Volatility	65.5%	-	80.6%	77.7%	-	84.3%	78%	–	88%	86%	–	93%	73%	–	92%

The expected term of options granted is determined using the “simplified” method. Under this approach, the expected term is presumed to be the mid-point between the vesting date and the end of the contractual term. The risk-free interest rate for the expected term of each option is based on a risk-free zero-coupon spot interest rate at the time of grant. The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The expected volatility is based on the Company’s historical stock price. Prior to the third quarter of fiscal year 2011, since the Company had limited historical data on volatility of its stock, the expected volatility was based on the volatility of similar entities (referred to as “guideline” companies). In evaluating similarity, the Company considered factors such as industry, stage of life cycle, size, and financial leverage. The Company estimates forfeitures in calculating the expense related to stock-based compensation. The Company recorded stock-based compensation expenses under ASC 718 of $0.5 million, or $0.01 per share, $0.5 million or $0.01 per share, $0.9 million, or $0.02 per share, $0.7 million, or $0.02 per share, and $0.6 million, or $0.02 per share for the six months ended December 31, 2013 and 2012 (unaudited), fiscal years ended June 30, 2013, 2012 and 2011, respectively. Total compensation expense related to unvested awards not yet recognized is approximately $0.9 million, $0.5 million and $0.8 million at December 31, 2013 (unaudited), June 30, 2013 and 2012, respectively, and is expected to be recognized over a weighted average period of 2.6, 2.6 and 2.4 years, respectively.

Included in the statement of operations is the following non-cash stock-based compensation expense for the periods reported, including non-employee stock based compensation expense and the amortization of deferred compensation (in thousands):

	Six Months Ended December 31,		Fiscal Year Ended June 30,
	2013	2012	2013	2012	2011
	(unaudited)
Cost of product sales	$70	$51	$88	$82	$56
Research and development	48	138	236	162	137
Selling, general and administrative	416	360	598	631	387
Total	$534	$549	$922	$875	$580

New Accounting Pronouncements, Policy [Policy Text Block]

Recently Issued Accounting Standards

In July 2013, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (“ASU 2013-11”), relating to Income Taxes (Topic 740), which provides guidance on the presentation of unrecognized tax benefits. The intent of ASU 2013-11 is to better reflect the manner in which an entity would settle at the reporting date any additional income taxes that would result from the disallowance of a tax position when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. ASU 2013-11 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The adoption of ASU 2013-11 is not expected to have a material impact on the Company’s financial statements.

In February 2013, the FASB issued ASU No. 2013-012, Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income, which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified in their entirety to net income. An entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The Company adopted ASU No. 2013-02 in July 2013, and as a result, there was no material impact on the Company’s financial statements for the three and six months ended December 31, 2013.